THE DUNHAM FUNDS

(series of AdvisorOne Funds)

Supplement dated May 10, 2007

To the Prospectus for Class N Shares, dated February 28, 2007

Effective immediately, the following replaces the wiring instructions currently in the Fund’s Class N prospectus under “Purchasing Fund Shares-Methods of Buying:”

Funds may also be sent via wire or by Automated Clearing House “ACH” member banks.  Notify the Fund of an incoming wire or request an ACH transaction by calling 1-888-3DUNHAM.  Use the following wire instructions:

Pacific Western Bank

San Diego, CA 92101

ABA#

122238200

Credit:

Dunham Trust Company

DDA#

9010-6592

FBO:

Dunham Funds N Shares

[account name/title]

[account #]

________________________________________________

THE DUNHAM FUNDS

Dunham Large Cap Growth Fund

( a series of AdvisorOne Funds)

Supplement dated May 10, 2007

To the Prospectuses for Class A Shares, dated December 31, 2006 and Class C and Class N Shares, each dated February 28, 2007

Effective immediately, the following replaces the information currently in the Fund’s prospectuses under “Sub-Advisers-Dunham Large Cap Growth Fund”

Dunham Large Cap Growth Fund

Rigel Capital, LLC (“RC”), located at 3930 Two Union Square, 601 Union Street, Seattle, WA  98101, is a Delaware Limited Liability Corporation founded in 1998.  RC had approximately $1.96 billion in Large Cap Growth Assets under management as of June 30, 2006.  RC manages equity investments, primarily for high net worth individuals, pension and profit sharing plans, banks, other institutional investors, hedge funds and mutual funds.  RC has an eight-member Large Cap Growth Team, with over 130 years’ combined industry experience.  RC does not have an affiliated broker dealer but may direct brokerage commissions to unaffiliated broker/dealers and receive research through said broker/dealers paid for by soft dollars.  Any such commissions and soft dollar payments will conform to the federal securities laws and will be reported quarterly to the Board.  RC has a best execution committee to deal with broker selection.

Security selection for the Dunham Large Cap Growth Fund is made by a team that consists of portfolio managers and analysts.  The members of the RC team who are jointly and primarily responsible for the day-to-day management of the Dunham Large Cap Growth Fund are George B. Kauffman and John Corby.

George B. Kauffman  - As a participant in the two-person investment leadership team, George B. Kauffman is a founder and the Chief Investment Officer, and oversees the Investment Center activities for RC since 1998. Previous to beginning RC, Mr. Kauffman cofounded and served in the same capacities with Sirach Capital Management, and was the Senior Pension Manager/Investment Manager for Seafirst Bank. In addition to his significant professional accomplishments, Mr. Kauffman has shown continued dedication to his alma mater where he is currently a board member of both the College of Arts and Sciences and the Golf Team Advisory board. George is a co-founder of Intergenerational Innovations, a non-profit organization serving public education in the Seattle area and is a past president of the Seattle Society of Financial Analysts.

John Corby - As a participant in the two-person investment leadership team, John Corby plays a leadership role in RC's risk control and quantitative screening.  Mr. Corby joined RC in June 2004 and is an Executive Vice President and Chief Risk Control Officer. Mr. Corby has 22 years of diverse investment experience, which includes portfolio management positions and client management responsibilities. Before joining RC, Mr. Corby spent 17 years at Provident Investment Counsel where his most recent position was Managing Director. Mr. Corby is a member of the CFA Institute and of Investment Counseling Association of America. A long term member of the Los Angeles Society of Financial Analysts, John is now a member of the Seattle Society of Financial Analysts. He is a Founder and Investment Advisory Board Chairman of the Arizona State University Student Investment Fund.

Linda C. Olson is a member of the Rigel Investment Center team.  Ms. Olson is a Senior Vice President with over twenty years of financial management experience. As a Chartered Financial Analyst, Ms. Olson’s previously worked for Bank of America as a Portfolio Manager. Prior to Bank of America she managed a Small-Cap Growth Fund for WM Advisors ranked in the top one percent of equity funds (30th out of 6,000 funds) by Barron’s (2001). She is a member of the CFA Society of Seattle, Secretary for the Fellowship of Christian Financial Advisors, and a former Pacific Northwest Regional Racquetball Women’s Champion.

Richard N. Stice is a member of Rigel’s Investment Center team.  Mr. Stice is a Vice President and responsible for quantitative and fundamental research and analytics as part of the Portfolio Management Team. Mr. Stice has more than 13 years of experience in the investment industry.  He most recently was senior associate director of equity research at Standard & Poor’s focusing on the Technology sector where his work resulted in his being named Standard & Poor’s 2004 Equity Analyst of the Year.  He also was ranked the top analyst in the Computer category in The Wall Street Journal’s Best on the Street: 2003 Analyst Survey and also named the top analyst based on overall sell recommendations regardless of industry.  Prior to joining Standard & Poor’s, Mr. Stice worked at Winter Capital International and Frank Russell Company.

Jeff L. Schmidt provides quantitative and fundamental research and analytical support within the Rigel Investment Center. He also supports RC's trading effort, and is responsible for implementing ongoing enhancements and integration to RC's investment-related software and systems. Mr. Schmidt interned and worked part-time in Rigel's Investment Center for 2 years beginning in June 2004 before joining as a permanent employee in mid-2004.

Jeffrey B. Kauffman is a member of the RC Investment Center team. Mr. Kauffman is a Vice President and has responsibilities for investment and statistical research and analyses in support of RC's portfolio management activities. Mr. Kauffman has 12 years of investment experience, and worked at Ragen MacKenzie and Madrona Partners prior to joining RC in September 1998. Mr. Kauffman is past President of the Eastside Catholic High School Alumni Association and serves on the development committees for Intergenerational Innovations and Eastside Catholic High School. He is also a board member for the Downtown Seattle YMCA and Intergenerational Innovations.

Alexander S. Frink is a Vice President and leads RC's trading effort, as the senior trader responsible for RC’s trading effort and strategy since February 2006.  Mr. Frink has 13 years of investment experience, which includes equity sales, equity trading and operations.  Before Joining RC, Mr. Frink spent 10 years at Merrill Lynch where his most recent position was First Vice President.  Mr. Frink is a member of the Seattle Security Traders Association and San Francisco Securities Traders Association.